UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2006

Oil-Dri Corporation of America

(Exact name of registrant as specified in its charter)

Delaware	0-8675	36-2048898

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Michigan Avenue Suite 400 Chicago, Illinois		60611-4213

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (312) 321-1515

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Compensatory Arrangements of Certain Officers.

          Stockholder Approval of 2006 Long Term Incentive Plan.  At the Registrant’s annual meeting of stockholders on December 5, 2006, the Registrant’s stockholders approved the Oil-Dri Corporation of America 2006 Long Term Incentive Plan as amended and restated effective July 28, 2006 (the “2006 Plan”).  The terms of the 2006 Plan are set forth in the Registrant’s definitive proxy statement on Schedule 14A dated November 3, 2006 (the “Proxy Statement”) for the Registrant’s annual meeting and the description of the 2006 Plan under the caption “II. Approval of the Oil-Dri Corporation of America 2006 Long Term Incentive Plan” is incorporated herein by reference.  Such description is qualified in its entirety by reference to the full text of the 2006 Plan, a copy of which was attached as Appendix A to the Proxy Statement and which is incorporated by reference herein.

          Forms of Agreement.  The Registrant is filing this Current Report on Form 8-K to file the following forms of agreements that the Registrant will use from time to time in making equity awards to its employees or directors pursuant to the 2006 Plan:  (i) form of employee non-qualified stock option agreement for Class A Common Stock; (ii) form of employee non-qualified stock option agreement for Common Stock; (iii) form of employee non-qualified stock option agreement for Class B Stock, (iv) form of director non-qualified stock option agreement for Common Stock; (v) form of restricted stock agreement for Class A Common Stock; (vi) form of restricted stock agreement for Common Stock; (vii) form of restricted stock agreement for Class B Stock.  Copies of these documents are filed as Exhibits 10.2 through 10.8 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

          Amended and Restated By-Laws.  At its regular meeting on December 5, 2006, the Registrant’s Board of Directors adopted amended and restated by-laws of the Registrant (the “By-Laws”), effective immediately.  The Registrant’s by-laws had last been amended in 1995.  Among the principal changes effected by the amendment and restatement are:

•

addition of the advance notification requirement (new Article II, Section 6) for stockholder nominations and stockholder proposals at stockholder meetings summarized below and the addition or updating of other by-law provisions addressing the conduct of stockholder meetings (Article II);

•

updating throughout to reflect changes in the Delaware General Corporation Law, including the giving of certain notices and consents by means of electronic transmission, the holding of meetings by means of remote communication, and updated provisions regarding the maintenance of stock registration and transfer records including regarding the use of uncertificated shares;

•	adoption of a more flexible approach to the creation of Board committees which is allowed by Section 141(c)(2) of the Delaware General Corporation Law (Article III, Section 10);

•

updating of the officers provisions (Article V) to better reflect the Registrant’s current slate of offices and to increase the Board’s and the Chief Executive Officer’s flexibility in succession planning;

•

updating of the indemnification provisions (Article VII) and the addition of a provision addressing the circumstances when directors may rely upon the corporation’s books and records and its officers, employees and advisors (Article III, Section 13); and

•	editorial changes throughout to update the by-laws and to improve the readability, organization and drafting consistency of the document.

          The advance notice provisions in the amended and restated by-laws require all stockholders who intend to nominate persons for election to the board of directors or make proposals at an annual meeting to give timely notice thereof in writing to the Corporate Secretary of the Registrant, Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213, not less than 90 days nor more than 120 days prior to the first anniversary of the date on which the Registrant first mailed its proxy materials for the previous year’s annual meeting.  In the event that the date of the annual meeting is changed by more than 30 days from the anniversary date of the previous year’s annual meeting, stockholder notice must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

          The stockholder’s notice described in the preceding paragraph must satisfy all of the requirements set forth in the amended and restated by-laws, including providing:

•

as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, a description of all arrangements or understandings between such stockholder or beneficial owner and any other person or persons (including their names) in connection with the nomination and of any material interest in such nomination of such stockholder and the beneficial owner, if any, on whose behalf the nomination is made; provided, that the corporation may require any proposed nominee to furnish such other information as may be reasonably required by the corporation to determine the qualifications of such nominee to serve as a director of the corporation;

•

as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of any resolution proposed to be adopted at the meeting, the reasons for conducting such business at the meeting and a description of all arrangements or understandings between such stockholder or beneficial owner and any other person or persons (including their names) in connection with the proposal of such business, and of any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

•

as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, and (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner and, in the case of such stockholder, his commitment to remain a stockholder through the date of the stockholders meeting with respect to which his notice was given; and

•

a representation that such stockholder and, if applicable, beneficial owner, intends to appear in person or by proxy at the stockholders meeting to make such nominations or bring such business before the meeting.

          As set forth in the amended and restated by-laws, the chairman of the meeting has the power and duty to determine whether a stockholder nomination or any business proposed by a stockholder to be brought before the meeting was made, or proposed, as the case may be, in accordance with the by-laws and, if any proposed nomination or business is not in compliance with the by-laws, to declare that such defective proposal or nomination shall be disregarded.  If he should so determine, the chairman shall so declare to the meeting, and any such stockholder nomination or business not properly brought before the meeting shall not be considered or acted upon at the meeting.

          For information regarding stockholder advance notice requirements applicable to the 2007 annual meeting of stockholders, see the disclosure in Item 8.01 hereof under the caption “Deadlines for Stockholder Proposals for 2007 Annual Meeting”.

          The summary above is qualified in its entirety by reference to the By-Laws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and which is incorporated by reference herein.  A copy of the By-Laws marked to show the changes to the former by-laws effected by the amendment and restatement is attached to this Current Report on Form 8-K as Exhibit 3.2.

Item 8.01  Other Events.

          Dividend Declarations.  Also on December 5, 2006, the Board of Directors of the Registrant declared regular quarterly cash dividends of $0.12 per share of the Registrant’s Common Stock and $0.09 per share of the Registrant’s Class B Stock.  The dividends will be payable on March 16, 2007, to stockholders of record at the close of business on February 9, 2007.  A copy of the Registrant’s press release announcing these matters is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

          Deadlines for Stockholder Proposals for 2007 Annual Meeting.  Stockholder proposals submitted for evaluation as to possible inclusion in the Registrant’s Proxy Statement and form of proxy for the 2007 annual meeting of stockholders in accordance with SEC Rule 14a-8 should be addressed to Corporate Secretary, Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213 and must be received not later than July 6, 2007, and such notice must be in compliance with applicable laws and regulations.  While the Board will consider stockholder proposals, it reserves the right to omit from Registrant’s proxy statement stockholder proposals that it is not required to include.

          In order for a stockholder to nominate a candidate for election to the Board or bring any other business before the stockholders at an annual meeting that will not be included in the Registrant’s proxy statement, the stockholder must comply with all applicable laws and regulations and the notice and other requirements set forth in the Registrant’s amended and restated by-laws.  If you are a stockholder and wish to make a proposal for consideration at the 2007 Annual Meeting of Stockholders and the date of such meeting is not more than 30 days from December 5, 2007, you must give written notice to the Registrant between July 6, 2007 and August 5, 2007, and such notice must comply with the information and other requirements set forth in the amended and restated by-laws.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.     The following exhibits are being provided as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibits

3.1	By-Laws of Oil-Dri Corporation of America, as Amended and Restated on December 5, 2006

3.2	By-Laws of Oil-Dri Corporation of America, as Amended and Restated on December 5, 2006 and Marked to Show Changes from Former By-Laws

10.1 *

Oil-Dri Corporation of America 2006 Long Term incentive Plan (incorporated by reference to Appendix A to Registrant’s (File No. 001-12622) Definitive Proxy Statement on Schedule 14A filed on November 3, 2006)

10.2 *	Oil-Dri Corporation of America 2006 Long-Term Incentive Plan Employee Stock Option Agreement for Class A Common Stock

10.3 *	Oil-Dri Corporation of America 2006 Long-Term Incentive Plan Employee Stock Option Agreement for Common Stock

10.4 *	Oil-Dri Corporation of America 2006 Long-Term Incentive Plan Employee Stock Option Agreement for Class B Stock

10.5 *	Oil-Dri Corporation of America 2006 Long-Term Incentive Plan Director Stock Option Agreement for Common Stock

10.6 *	Oil-Dri Corporation of America 2006 Long-Term Incentive Plan Restricted Stock Agreement for Class A Common Stock

10.7 *	Oil-Dri Corporation of America 2006 Long-Term Incentive Plan Restricted Stock Agreement for Common Stock

10.8 *	Oil-Dri Corporation of America 2006 Long-Term Incentive Plan Restricted Stock Agreement for Class B Stock

99.1	Press Release of the Registrant, dated December 6, 2006

*	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Charles P. Brissman

Charles P. Brissman
Vice President and General Counsel

Date: December 11, 2006

Exhibit Index

Exhibit Number	Description of Exhibits

3.1	By-Laws of Oil-Dri Corporation of America, as Amended and Restated on December 5, 2006

3.2	By-Laws of Oil-Dri Corporation of America, as Amended and Restated on December 5, 2006 and Marked to Show Changes from Former By-Laws

10.1 *

Oil-Dri Corporation of America 2006 Long Term incentive Plan (incorporated by reference to Appendix A to Registrant’s  (File No. 001-12622) Definitive Proxy Statement on Schedule 14A filed on November 3, 2006)

10.2 *	Oil-Dri Corporation of America 2006 Long-Term Incentive Plan Employee Stock Option Agreement for Class A Common Stock

10.3 *	Oil-Dri Corporation of America 2006 Long-Term Incentive Plan Employee Stock Option Agreement for Common Stock

10.4 *	Oil-Dri Corporation of America 2006 Long-Term Incentive Plan Employee Stock Option Agreement for Class B Stock

10.5 *	Oil-Dri Corporation of America 2006 Long-Term Incentive Plan Director Stock Option Agreement for Common Stock

10.6 *	Oil-Dri Corporation of America 2006 Long-Term Incentive Plan Restricted Stock Agreement for Class A Common Stock

10.7 *	Oil-Dri Corporation of America 2006 Long-Term Incentive Plan Restricted Stock Agreement for Common Stock

10.8 *	Oil-Dri Corporation of America 2006 Long-Term Incentive Plan Restricted Stock Agreement for Class B Stock

99.1	Press Release of the Registrant, dated December 6, 2006

*	Indicates management contract or compensatory plan or arrangement.